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                                                                   EXHIBIT 10(b)

                                SECOND AMENDMENT
                                     TO THE
                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)


         WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan (formerly known as the Bearings, Inc. Deferred Compensation Plan and hereinafter referred to as the "Plan") was established, effective as of July 1, 1993, by Applied Industrial Technologies, Inc. (formerly known as Bearings, Inc. and hereinafter referred to as the "Company") to provide key executives of the Company and its affiliates with a means by which to defer receipt of all or a portion of their incentive compensation payable under the Applied Industrial Technologies, Inc. Management Incentive Plan; and

         WHEREAS, effective as of January 1, 1997, the Plan was amended and restated; and

         WHEREAS, the Plan was subsequently amended on one occasion; and

         WHEREAS, the Company desires to again amend the Plan;

         NOW, THEREFORE, effective as of October 1, 2000, the Plan is hereby amended in the following respects.

         1. Section 1.1 of the Plan is hereby amended by the addition of Paragraph (20) at the end thereof to provide as follows:

          (20) The term "Retired Participant" shall mean a Participant who terminates employment with the Company and its Affiliates due to retirement after attainment of age 55.

         2. Article III of the Plan is hereby amended by the addition of Section
3.4 at the end thereof to provide as follows:

                  3.4 DEFERRAL ACCOUNTS OF RETIRED PARTICIPANTS. A Retired Participant may elect no earlier than 90 days, and no later than 30 days, prior to his termination of employment due to retirement to have the balance of his Deferral Account transferred in kind to the Applied Industrial Technologies, Inc. Supplemental Defined Contribution Plan for administration thereof in accordance with the terms of such plan.

         Executed at Cleveland, Ohio, this  28th  day of  September,   2000.
                                           ------        ------------

                                           APPLIED INDUSTRIAL TECHNOLOGIES, INC.



                                           By:   /s/ Robert C. Stinson
                                              ----------------------------------
                                              Title:  Vice President